Exhibit 99.3

Header of all slides
[Logo]  Microsemi
                                    more than solutions - enabling possibilities
                                                            AEA| 11/7/2001 |
                                                        http://www.microsemi.com
Slide 1

Microsemi Military Markets
Managing Power & Temperature
Manuel Lynch, Vice President of Business Development

Slide 2

MSCC Mil/Aerospace Leader

 .  Recent acquisitions of NES and CDI round out product offering
 . Broad product portfolio now being used to increase dollar content per system . End customers focusing back on high reliability vs commercial products
   - Field failures causing customers to re-analyze approach to military/aerospace systems

Military Products
RF/Optoelectronics

                     Microsemi  Alpha Industries  M/A Comm   Semicoa  Solid State Devises
                     ---------  ----------------  ---------  -------  -------------------
 High Freq Switches      x             x              x
 Power PINs              x             x              x                        x
 RF Bipolar Power        x
 RF Bipolar Mobile       x
 Photodetectors          x                                       x

Power Management
                     Microsemi  IRF/Omnitrel  Linear Tech  Semtech  Sensitron  Solid State Devises
                     ---------  ------------  -----------  -------  ---------  -------------------
 CCFL Controllers        x                          x
 Class D Audio           x
 LDOs/Regulators         x            x             x                   x
 DC:DC Converters        x            x             x
 PWMs                    x            x             x          x
 Ruggedized Modules      x            x                                                  x
 TEC Controllers         x                          x

TVS
                         Microsemi     Semtech   Sensitron   Solid State Devices
                         ---------     -------   ---------   -------------------
Surge Protection             x            x          x                x
Lightning Protection         x            x
EMI Suppression              x
Zener Regulation             x                       x                x

Discrete

                  Microsemi  Fairchild (Military)  IRF/Omnitrel  Semicoa  Sensitron  Solid State Devices
                  ---------  --------------------  ------------  -------  ---------  -------------------
Power Rectifiers      x
MOSFET                x               x                  x                     x              x
SiC Schottkys         x
Signal Diodes         x                                                                       x
Power Schottkys       x                                  x                     x              x
Transistors           x                                               x        x              x

Slide 3

Market dynamics, Military
 .  September 11/th/ is changing Military outlook
 .  Budgets increasing, long term programs being awarded
   -  F-22
   -  Joint Strike Fighter
 .  Market Growth
   -  Military market grows 10-12% annually (5 yr CAGR or 10yr)
   -  Systems using higher electronic content
      -- Fly by wire - reduces weight, increases agility, increase electronic content
      -- Smart Targeting/Avionics/IFF - sophisticated war machine, increased electronic content
 .  MSCC outpacing market growth
   -  Increased market share, higher dollar content, acquisitions
   -  Expect that CAGR will be 12-15% over 10 year period

Slide 4

 .  Market dynamics, Satellites
 .  Market Changing Quickly
   -  Cycle time in satellite build going from 36 months to 12 months
   - New applications (terrain mapping, satellite banking communication, ICBM laser tracking)
   - Launch vehicles galore - more satellites per launch (translates to innovative product solutions to allow for tight packing)
   -  Insurance risk - customers returning to JANS qualified products
   -  Promise of large satellite constellations (Teledesic)
 .  Market share
   -  Microsemi is the market leader greater than 80% market share
 .  MSCC outpacing market growth
   -  Increased market share through acquisitions
   - Higher dollar content (smarter products, reduce launch weight, increase content)
   -  Market CAGR 10-12%
      --  Expect that MSCC CAGR will be 15-18% over next 10 years

Slide 5

Market dynamics, CommAircraft
 .  Small part of MSCC overall revenues (less than 3.6%)
 .  Long term projections see growth as flat
 .  MSCC outpacing market growth
   -  Increasing market share, higher dollar content
 .  MSCC outpacing market growth
   -  Increased market share through acquisitions
   - Higher dollar content (multimedia products, internet in the sky, lightning protection, fly-by-wire)
   -  Market CAGR flat for next 10 years
      --  Expect that MSCC CAGR will be 2-5% over next 10 years

Slide 6

What sets us apart?

 .  Military Systems
   -  MSCC more than 30 year high reliability track-record
      --  Market entry for new player is nearly impossible
      --  Established relationship with DSCC/US Govt
   -  Product diversity limits competition
      -- MSCC is #1 electronic component supplier to Lockheed, Boeing, Raytheon, BAE
   - Patented CoolPack technology advances legacy military systems (light weight, rugged, increases chip life)
   -  Qualified Military Products (QML Listing)
      -- System for reducing military design cycle times, pre-approved products
 .  Satellites
   -  Over 3000 JANS (Joint Army, Navy, Space) qualified products
   -  Innovative Battery bypass systems reduces launch weight by up to $1mil
   - Innovative Solar Panel Diodes allow tighter packing of satellites (foldable solar panels)

 .  Commercial Aircraft
   -  Product diversity limits competition
      -- MSCC is #1 electronic component supplier to Boeing, Honeywell, Rockwell, AirBus

Slide 7

Typical Fighter Content

$300 - 500K per plane
Power Conversion
- Generators (SCRs, MOSFETs, IGBTs, Linear ICs)
- Inverters (3 Phase Rectifier Bridges)
Wing Electronics
- Lightning Protection (TVS Modules)
- Actuation (3 Phase Power Modules)
- Missile Launch (SCRs)
Power Distribution
- Power Supplies (FETs, Schottkys, Rectifiers)
- Logic Control Protection (TVS, Zeners)
Motor Control
- Wings (3 Phase Power Modules, PWM)
- Canopy (3 Phase Power Modules, PWM)
- Landing Gear (Rectifiers/MOSFETs, Drivers)
Cockpit Electronics
- IFF (RF Transistors/PIN Diodes)
- CRT (HV Diodes)
- Backlit Displays (Power Modules)
- Seat Ejection (SCRs)
- Air Flow Control (Power Modules)
- Fire Control (SCRs, Transistors)
Radar/Communications - Transmitters (HV Diodes, Varactors, PAs)
- Antennas (PIN Diodes)
- Amplifiers (RF Transistors)
[picture of Hermetic Power Modules]
[picture of ThinKey patented packages]
[picture of fighter jet]

Slide 8

Military Aircraft
[picture of military helicopter]
Power Conversion
- Generators (SCRs, MOSFETs, IGBTs Modules)
- Inverters (3 Phase Rectifier Bridges)
Cockpit Electronics
- IFF (RF Transistors/PIN Diodes, HV Modules)
- CRT (HV Diodes)
- Backlit Displays (Power Modules)
- Air Flow Control (Power Modules)
- Fire Control (SCRs, Transistors)
Targeting/Fire Control
- Laser Target/Range Finders (HV)
- Squib Fire Circuits (SCRs)
Radar/Communications
- Transmitters (HV Diodes)
- Antennas (PIN Diodes)
- Amplifiers (RF Transistors)
- Laser Target/Range Finders
[McDonnell Douglas Logo]


Slide 9

Spacecraft Opportunities
Payload
- All space products
Solar Panels
- BDA Diode
- 1N5811
BUSS
- Power Modules (FETS, Schottkys, Rectifiers)
Batteries
- Charge/Discharge Circuits (FET Modules)
- Protection (Schottkys)
[McDonnell Douglas Logo]

[picture of space station]

Slide 10

Space Craft Power Distribution

[Schematic] S/A Drive Motor/controls, Solar Array, BDA, Battery Charge, Regulators FETS/Diodes, Battery, TO258, Battery Charger/Discharger, Solar Array Shunt, Rectifier Mosfets, BUS, Loads, Motor Controls Gyro, 3o Bridge Mosfets Module, Transmit Receiver, (TWT) or (Solid State Phased Array), Power Conditioning Unit, Mosfets, Diodes, TVS, Zeners, Schottky, Bi-polar

Up to $500K/Satellite

Slide 11

Battery Bypass Solutions
LEO Power configurations
[graphic of Figure 1. Direct energy transfer power system]
[graphic of Figure 2.NiH2 battery life vs. temperature and depth of discharge] [graphic of Figure 3. NiH2 battery using individual pressure vessel cells] [graphic of Figure 4. NiH2 battery using single pressure vessel]
[picture of discrete electronic components]
[picture of Patented Battery Bypass Modules]


Calendar          GEO          Cells     Estimated      Estimated      Forecast
  Year         Satellite       (x 60)     Usage %         Usage        $1200/ea
--------------------------------------------------------------------------------
  2002            120           7200        70            5040         6,048,000
  2003            180          10800        70            7560         9,072,000

Program       Leo Satellite    (x40)        Est %    Estimated Usage  $600/ea
Teledesic         288          11520        100           11520        6,912,000


Slide 12

Solar Panel Diodes
Key Customers
 .  Spectrolab
 .  Tecstar
 .  Lockheed
 .  Toshiba
 .  TRW
 .  DASA
 .  Sun Power (Industrial)

BDA Diode.  18 mils high!
[picture of solar panel]
[picture of diodes]

Slide 13

Launch Vehicles
[picture of rocket and launch vehicle]
Communications/Navigation
-  Transmitters (HV Diodes)
-  Amplifiers (RF Transistors)
-  Ring Laser Gyro (HV Diodes, MOSFETs)
Motor Control
-  Deployment Motor Control(SCR or FETs)
-  Thrust Vector Actuation (FETs, SCRs, Transistors)
Power Distribution
-  Power Supplies (FETs, Schottkys, Rectifiers)
-  Logic Control Protection (TVS, Zeners)
- Thermal Battery (Charge/Discharge - Schottkys, FETs, Rectifiers, Modules) Stage Firing
-  Squib Fire Circuits (MOSFETs, SCRs)

Slide 14

New Launch Vehicles
 .  Sea Launches (Oil Rigs)
 .  Pioneer Space Plane
 .  Eclipse Astroliner
 .  Kelly Space
 .  Rail Gun Launch
 . Key to note that there are several new technologies emerging with a myriad of Microsemi opportunities.
   [graphic of aircraft and KST Eclipse Astroliner]

Slide 15
Missiles/Torpedos
 .  Thermal Power Conversion
 .  Power Distribution
 .  Receivers/Transmitters
 .  Steering/Control -Flap Sections
 .  Fire Control (from source)
 .  Ring Laser Gyro/Guidance
 .  Cameras
 .  Fuse
[picture of military helicopter]
[picture of torpedo]

Slide 16

Missiles
[graphic of missile]
Steering
-  Flaps (MOSFETs)
-  Power rectification (Single Phase Rectifier Bridge)
Missile Deployment
-  Fire Control (SCRs, Transistors)
Gyro/Navigation
-  Pitch/Roll Control (MOSFETs)
-  ASIC protection (Zeners/TVS)
Bomb Fuse
-  (SCRs, Transistors)
-  Active Seeker/Radar (High Voltage Diodes)
-  Laser (Low Voltage, High Power)
Seeker/Transmitter
-  Active Seeker/Radar (High Voltage Diodes)
-  Laser (Low voltage, High Power)

Slide 17

Creating Function Blocks
[picture of electronic components]
 .    Axial and Melf
 .    Power Limitations
 .    Max is 6 Amps
[picture of components]
 .    DO-4/DO-5
 .    Heavy
 .    Mismatched materials
[picture of Hermetic Power Modules]
 .    TO-3/TO-254
 .    Heavy
 .    Mismatched Materials
[picture of discrete components]
 .    X and G Body
 .    50-100 Amps!
 .    Low Thermal Resistance
[picture of Thinkey]
 .    ThinKey(TM)
 .    Schottky Surface Mount
 .    30, 100 Amp versions
 .    Low Thermal Resistance
[picture of CoopPack]
 .    CoolPack
 .    MOSFETs and IGBTs
 .    Light
 .    Low Thermal Resistance

Slide 18

Hermetic Power SubSystems
[picture of Hermetic Power components
[picture]
[picture]
[picture]
[picture]
[picture]

Sundstrand Generator Modules
TRW Satellite Modules
Mitsubishi space modules
Boeing TWTA modules